Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
June 30, 2021

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	June 30,	March 31,	June 30,	Percent Changes vs.
	2021	2021	2020	1Q21	2Q20
Net interest income (2)	$844	$978	$797	(14)%	6%
FTE adjustment	(6)	(6)	(5)	—	(20)
Net interest income	838	972	792	(14)	6
Provision (benefit) for credit losses	211	(60)	327	452	(35)
Noninterest income	444	395	391	12	14
Noninterest expense	1,072	793	675	35	59
(Loss) income before income taxes	(1)	634	181	(100)	(101)
Provision for income taxes	14	102	31	(86)	(55)
(Loss) income after income taxes	(15)	532	150	(103)	(110)
Income attributable to non-controlling interest	—	—	—	—	—
Net (loss) income attributable to Huntington Bancshares Inc	(15)	532	150	(103)	(110)
Dividends on preferred shares	43	31	19	39	126
Net (loss) income applicable to common shares	$(58)	$501	$131	(112)%	(144)%

Net (loss) income per common share - diluted	$(0.05)	$0.48	$0.13	(110)%	(138)%
Cash dividends declared per common share	0.15	0.15	0.15	—	—
Tangible book value per common share at end of period	8.23	8.64	8.32	(5)	(1)
Number of common shares repurchased	—	—	—	—	—
Average common shares - basic	1,125	1,018	1,016	11	11
Average common shares - diluted	1,125	1,041	1,029	8	9
Ending common shares outstanding	1,477	1,018	1,017	45	45
Return on average assets	(0.05)%	1.76%	0.51%
Return on average common shareholders’ equity	(1.9)	18.7	5.0
Return on average tangible common shareholders’ equity (1)	(2.1)	23.7	6.7
Net interest margin (2)	2.66	3.48	2.94
Efficiency ratio (3)	83.1	57.0	55.9
Effective tax rate (4)	(2,353.3)	16.1	17.2
Average total assets	$137,830	$122,995	$118,191	12	17
Average earning assets	127,421	114,105	109,038	12	17
Average loans and leases	87,437	80,261	80,199	9	9
Average loans and leases - linked quarter annualized growth rate	35.8%	(4.2)%	23.8%
Average total deposits	$112,678	$99,285	$93,222	13	21
Average core deposits (5)	109,433	95,815	88,878	14	23
Average core deposits - linked quarter annualized growth rate	56.9%	15.1%	47.0%
Average shareholders’ equity	15,410	13,324	11,945	16	29
Average common total shareholders' equity	12,697	10,858	10,590	17	20
Average tangible common shareholders' equity	9,686	8,722	8,429	11	15
Total assets at end of period	175,172	125,768	118,425	39	48
Total shareholders’ equity at end of period	20,511	13,600	12,314	51	67

NCOs as a % of average loans and leases	0.28%	0.32%	0.54%
NAL ratio	0.87	0.64	0.81
NPA ratio (6)	0.91	0.68	0.89
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.98	2.12	2.12
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	2.08	2.17	2.27
Common equity tier 1 risk-based capital ratio (7)	9.97	10.32	9.84
Tangible common equity / tangible asset ratio (8)	7.16	7.11	7.28
See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per share data)	2021	2020	Amount	Percent
Net interest income (2)	$1,822	$1,593	$229	14%
FTE adjustment	(12)	(11)	(1)	(9)
Net interest income	1,810	1,582	228	14
Provision for credit losses	151	768	(617)	(80)
Noninterest income	839	752	87	12
Noninterest expense	1,865	1,327	538	41
Income before income taxes	633	239	394	165
Provision for income taxes	116	41	75	183
Income after income taxes	517	198	319	161
Income attributable to non-controlling interest	—	—	—	—
Net Income attributable to Huntington Bancshares Inc	517	198	319	161
Dividends on preferred shares	74	37	37	100
Net income applicable to common shares	$443	$161	$282	175%

Net income per common share - diluted	$0.40	$0.16	$0.24	150%
Cash dividends declared per common share	0.30	0.30	—	—

Average common shares - basic	1,071	1,017	54	5
Average common shares - diluted	1,094	1,032	62	6

Return on average assets	0.80%	0.35%
Return on average common shareholders’ equity	7.6	3.1
Return on average tangible common shareholders’ equity (1)	10.0	4.3
Net interest margin (2)	3.04	3.04
Efficiency ratio (3)	69.6	55.7
Effective tax rate	18.5	17.2

Average total assets	$130,454	$114,169	$16,285	14
Average earning assets	120,800	105,410	15,390	15
Average loans and leases	83,867	77,947	5,920	8
Average total deposits	106,018	87,977	18,041	21
Average core deposits (5)	102,540	83,758	18,782	22
Average shareholders’ equity	14,376	11,790	2,586	22
Average common total shareholders' equity	11,786	10,511	1,275	12
Average tangible common shareholders' equity	9,210	8,347	863	10

NCOs as a % of average loans and leases	0.30%	0.58%
NAL ratio	0.87	0.81
NPA ratio (6)	0.91	0.89
See Notes to the Annual and Quarterly Key Statistics.

Key Statistics Footnotes
(1)Net (loss) income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)For the three months ended June 30, 2021, excluding TCF acquisition-related net expenses of $269 million, the related tax benefit of $51 million and discrete tax expenses of $16 million, the effective tax rate would have been 18.8%.
(5)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(6)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(7)June 30, 2021, figures are estimated.
(8)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	June 30,	December 31,
(dollar amounts in millions)	2021	2020	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,479	$1,319	12%
Interest-bearing deposits at Federal Reserve Bank	11,776	5,276	123
Interest-bearing deposits in banks	671	117	474
Trading account securities	93	62	50
Available-for-sale securities	22,915	16,485	39
Held-to-maturity securities	11,415	8,861	29
Other securities	692	418	66
Loans held for sale	1,391	1,275	9
Loans and leases (1)	111,905	81,608	37
Allowance for loan and lease losses	(2,218)	(1,814)	(22)
Net loans and leases	109,687	79,794	37
Bank owned life insurance	2,763	2,577	7
Premises and equipment	1,128	757	49
Goodwill	5,316	1,990	167
Servicing rights and other intangible assets	619	428	45
Other assets	5,227	3,679	42
Total assets	$175,172	$123,038	42%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$142,805	$98,948	44%
Short-term borrowings	391	183	114
Long-term debt	7,342	8,352	(12)
Other liabilities	4,103	2,562	60
Total liabilities	154,641	110,045	41

Shareholders' equity
Preferred stock	2,851	2,191	30
Common stock	15	10	50
Capital surplus	15,830	8,781	80
Less treasury shares, at cost	(105)	(59)	(78)
Accumulated other comprehensive (loss) gain	(19)	192	(110)
Retained earnings	1,939	1,878	3
Total Huntington Bancshares Inc shareholders’ equity	20,511	12,993	58
Non-controlling interest	20	—	100
Total Equity	20,531	12,993	58
Total liabilities and shareholders’ equity	$175,172	$123,038	42%

Common shares authorized (par value of $0.01)	2,250,000,000	1,500,000,000
Common shares outstanding	1,476,557,426	1,017,196,776
Treasury shares outstanding	8,056,484	5,062,054
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	1,257,500	750,500
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2021		2021		2020		2020		2020
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$41,900	38%	$32,297	40%	$33,151	40%	$32,588	40%	$32,548	41%
Commercial real estate:
Construction	1,926	2	1,083	1	1,035	1	1,154	1	1,200	1
Commercial	12,848	11	6,096	8	6,164	8	6,055	7	5,979	7
Commercial real estate	14,774	13	7,179	9	7,199	9	7,209	8	7,179	8
Lease financing	5,027	4	2,167	3	2,222	3	2,307	3	2,331	3
Total commercial	61,701	55	41,643	52	42,572	52	42,104	51	42,058	52
Consumer:
Automobile	13,174	12	12,591	16	12,778	16	12,925	17	12,678	16
Residential mortgage	18,729	17	12,092	15	12,141	15	12,031	15	11,621	15
Home Equity	11,317	10	8,727	11	8,894	11	8,904	11	8,866	11
RV and marine	4,960	4	4,218	5	4,190	5	4,146	5	3,843	5
Other consumer	2,024	2	959	1	1,033	1	1,046	1	1,073	1
Total consumer	50,204	45	38,587	48	39,036	48	39,052	49	38,081	48
Total loans and leases	$111,905	100%	$80,230	100%	$81,608	100%	$81,156	100%	$80,139	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2021		2021		2020		2020		2020
Ending Balances by Business Segment:
Consumer and Business Banking	$36,798	33%	$26,658	33%	$27,230	33%	$27,517	34%	$27,173	34%
Commercial Banking	46,559	41	27,318	34	27,374	34	26,847	33	26,916	34
Vehicle Finance	20,196	18	19,474	24	20,027	25	19,891	25	19,345	24
RBHPCG (Regional Banking and The Huntington Private Client Group)	7,394	7	6,587	8	6,809	8	6,682	8	6,576	8
Treasury / Other	958	1	193	1	168	—	219	—	129	—
Total loans and leases	$111,905	100%	$80,230	100%	$81,608	100%	$81,156	100%	$80,139	100%

Average Balances by Business Segment:
Consumer and Business Banking	$28,948	33%	$27,069	34%	$27,483	34%	$27,315	34%	$25,379	32%
Commercial Banking	31,896	37	26,694	33	26,727	33	26,809	34	28,173	35
Vehicle Finance	19,548	22	19,735	25	19,977	25	19,651	24	19,822	25
RBHPCG	6,840	8	6,568	8	6,751	8	6,630	8	6,498	8
Treasury / Other	205	—	195	—	178	—	137	—	327	—
Total loans and leases	$87,437	100%	$80,261	100%	$81,116	100%	$80,542	100%	$80,199	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2021		2021		2020		2020		2020
Ending Balances by Type:
Demand deposits - noninterest-bearing	$45,249	32%	$31,226	30%	$28,553	29%	$27,466	29%	$27,574	29%
Demand deposits - interest-bearing	34,938	24	27,493	27	26,757	27	24,242	25	22,961	25
Money market deposits	33,616	24	26,268	26	26,248	27	26,230	28	25,312	27
Savings and other domestic deposits	20,876	15	13,115	13	11,722	12	11,268	12	11,034	12
Core certificates of deposit (1)	3,537	2	1,329	1	1,425	1	1,586	2	2,478	3
Total core deposits	138,216	97	99,431	97	94,705	96	90,792	96	89,359	96
Other domestic deposits of $250,000 or more	675	—	105	—	131	—	156	—	209	—
Negotiable CDS, brokered and other deposits	3,914	3	2,648	3	4,112	4	4,206	4	4,123	4
Total deposits	$142,805	100%	$102,184	100%	$98,948	100%	$95,154	100%	$93,691	100%
Total core deposits:
Commercial	$61,055	44%	$46,539	47%	$44,698	47%	$43,018	47%	$41,630	47%
Consumer	77,161	56	52,892	53	50,007	53	47,774	53	47,729	53
Total core deposits	$138,216	100%	$99,431	100%	$94,705	100%	$90,792	100%	$89,359	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2021		2021		2020		2020		2020
Ending Balances by Business Segment:
Consumer and Business Banking	$95,693	67%	$65,437	64%	$60,910	61%	$59,302	62%	$59,202	63%
Commercial Banking	32,624	23	25,420	25	24,766	25	23,599	25	22,041	24
Vehicle Finance	1,155	1	849	1	722	1	777	1	824	1
RBHPCG	8,416	6	7,163	7	7,635	8	6,623	7	6,834	7
Treasury / Other (2)	4,917	3	3,315	3	4,915	5	4,853	5	4,790	5
Total deposits	$142,805	100%	$102,184	100%	$98,948	100%	$95,154	100%	$93,691	100%

Average Balances by Business Segment:
Consumer and Business Banking	$73,011	65%	$62,333	63%	$60,163	62%	$59,460	63%	$56,858	61%
Commercial Banking	27,372	24	25,100	25	24,051	25	23,285	24	24,414	26
Vehicle Finance	1,035	1	768	1	760	1	839	1	646	1
RBHPCG	7,564	7	7,059	7	6,850	7	6,605	7	6,565	7
Treasury / Other (2)	3,696	3	4,025	4	4,740	5	4,860	5	4,739	5
Total deposits	$112,678	100%	$99,285	100%	$96,564	100%	$95,049	100%	$93,222	100%
(1)Includes consumer certificates of deposit of $250,000 or more.
(2)Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2021	2021	2020	2020	2020	1Q21	2Q20
Assets
Interest-bearing deposits at Federal Reserve Bank	$7,636	$6,065	$5,507	$5,857	$3,413	26%	124%
Interest-bearing deposits in banks	319	177	205	177	169	80	89
Securities:
Trading account securities	48	52	53	49	39	(8)	23
Available-for-sale securities:
Taxable	20,096	14,827	12,048	10,670	11,179	36	80
Tax-exempt	2,832	2,650	2,710	2,749	2,728	7	4
Total available-for-sale securities	22,928	17,477	14,758	13,419	13,907	31	65
Held-to-maturity securities - taxable	7,280	8,269	8,844	8,932	9,798	(12)	(26)
Other securities	479	412	420	430	474	16	1
Total securities	30,735	26,210	24,075	22,830	24,218	17	27
Loans held for sale	1,294	1,392	1,319	1,259	1,039	(7)	25
Loans and leases: (2)
Commercial:
Commercial and industrial	34,126	32,153	32,508	32,464	32,975	6	3
Commercial real estate:
Construction	1,310	1,053	1,085	1,175	1,201	24	9
Commercial	7,773	6,122	6,092	6,045	5,885	27	32
Commercial real estate	9,083	7,175	7,177	7,220	7,086	27	28
Lease financing	2,798	2,199	2,342	2,205	2,309	27	21
Total commercial	46,007	41,527	42,027	41,889	42,370	11	9
Consumer:
Automobile	12,793	12,665	12,857	12,889	12,681	1	1
Residential mortgage	13,768	12,094	12,100	11,817	11,463	14	20
Home equity	9,375	8,809	8,919	8,878	8,897	6	5
RV and marine	4,447	4,193	4,181	4,020	3,706	6	20
Other consumer	1,047	973	1,032	1,049	1,082	8	(3)
Total consumer	41,430	38,734	39,089	38,653	37,829	7	10
Total loans and leases	87,437	80,261	81,116	80,542	80,199	9	9
Allowance for loan and lease losses	(1,828)	(1,809)	(1,804)	(1,720)	(1,557)	(1)	(17)
Net loans and leases	85,609	78,452	79,312	78,822	78,642	9	9
Total earning assets	127,421	114,105	112,222	110,665	109,038	12	17
Cash and due from banks	1,106	1,080	1,113	1,173	1,299	2	(15)
Goodwill and other intangible assets	3,055	2,176	2,185	2,195	2,206	40	38
All other assets	8,076	7,443	7,279	7,216	7,205	9	12
Total assets	$137,830	$122,995	$120,995	$119,529	$118,191	12%	17%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$29,729	$26,812	$25,094	$23,865	$23,878	11%	25%
Money market deposits	28,124	26,247	26,144	26,200	25,728	7	9
Savings and other domestic deposits	15,190	12,277	11,468	11,157	10,609	24	43
Core certificates of deposit (3)	1,832	1,384	1,479	2,035	3,003	32	(39)
Other domestic deposits of $250,000 or more	259	115	139	175	230	125	13
Negotiable CDS, brokered and other deposits	2,986	3,355	4,100	4,182	4,114	(11)	(27)
Total interest-bearing deposits	78,120	70,190	68,424	67,614	67,562	11	16
Short-term borrowings	241	208	239	162	826	16	(71)
Long-term debt	6,887	7,766	8,799	9,318	9,802	(11)	(30)
Total interest-bearing liabilities	85,248	78,164	77,462	77,094	78,190	9	9
Demand deposits - noninterest-bearing	34,558	29,095	28,140	27,435	25,660	19	35
All other liabilities	2,608	2,412	2,452	2,322	2,396	8	9
Total Huntington Bancshares Inc shareholders’ equity	15,410	13,324	12,941	12,678	11,945	16	29
Non-controlling interest	6	—	—	—	—	100	100
Total equity	15,416	13,324	12,941	12,678	11,945	16	29
Total liabilities and shareholders’ equity	$137,830	$122,995	$120,995	$119,529	$118,191	12%	17%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2021	2021	2020	2020	2020
Assets
Interest-bearing deposits at Federal Reserve Bank	$2	$2	$2	$1	$1
Interest-bearing deposits in banks	—	—	—	—	—
Securities:
Trading account securities	1	—	1	—	—
Available-for-sale securities:
Taxable	67	49	46	50	65
Tax-exempt	17	17	17	18	19
Total available-for-sale securities	84	66	63	68	84
Held-to-maturity securities - taxable	35	42	47	52	58
Other securities	2	2	2	1	1
Total securities	122	110	113	121	143
Loans held for sale	9	9	9	9	9
Loans and leases:
Commercial:
Commercial and industrial	319	315	294	294	292
Commercial real estate:
Construction	12	9	9	10	11
Commercial	60	40	41	41	43
Commercial real estate	72	49	50	51	54
Lease financing	36	28	30	31	31
Total commercial	427	392	374	376	377
Consumer:
Automobile	115	116	125	128	121
Residential mortgage	104	95	99	101	101
Home Equity	89	80	85	84	82
RV and marine	46	44	47	47	43
Other consumer	27	27	29	30	30
Total consumer	381	362	385	390	377
Total loans and leases	808	754	759	766	754
Total earning assets	$941	$875	$883	$897	$907

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$4	$2	$2	$3	$4
Money market deposits	4	4	7	18	25
Savings and other domestic deposits	2	1	1	2	3
Core certificates of deposit (3)	1	2	2	10	7
Other domestic deposits of $250,000 or more	—	—	1	(4)	5
Negotiable CDS, brokered and other deposits	1	2	2	2	3
Total interest-bearing deposits	12	11	15	31	47
Short-term borrowings	—	—	—	—	1
Long-term debt	85	(114)	38	44	62
Total interest bearing liabilities	97	(103)	53	75	110
Net interest income	$844	$978	$830	$822	$797
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	June 30,	March 31,	December 31,	September 30,	June 30,
Fully-taxable equivalent basis (1)	2021	2021	2020	2020	2020
Assets
Interest-bearing deposits at Federal Reserve Bank	0.11%	0.10%	0.10%	0.10%	0.10%
Interest-bearing deposits in banks	0.01	0.08	0.12	0.13	0.33
Securities:
Trading account securities	2.96	3.64	3.65	3.18	1.99
Available-for-sale securities:
Taxable	1.34	1.32	1.53	1.89	2.30
Tax-exempt	2.42	2.52	2.59	2.71	2.75
Total available-for-sale securities	1.47	1.50	1.72	2.06	2.39
Held-to-maturity securities - taxable	1.94	2.02	2.11	2.28	2.39
Other securities	1.72	1.66	1.85	1.23	0.57
Total securities	1.59	1.67	1.87	2.13	2.35
Loans held for sale	2.79	2.64	2.96	2.82	3.22
Loans and leases: (3)
Commercial:
Commercial and industrial	3.70	3.91	3.53	3.55	3.50
Commercial real estate:
Construction	3.57	3.41	3.36	3.40	3.66
Commercial	3.06	2.64	2.62	2.63	2.94
Commercial real estate	3.13	2.75	2.73	2.75	3.06
Lease financing	5.00	5.18	5.08	5.52	5.32
Total commercial	3.67	3.78	3.48	3.52	3.53
Consumer:
Automobile	3.62	3.71	3.88	3.93	3.84
Residential mortgage	3.04	3.13	3.27	3.41	3.51
Home Equity	3.79	3.71	3.76	3.79	3.73
RV and marine	4.13	4.30	4.53	4.60	4.71
Other consumer	10.17	11.17	11.12	11.23	11.10
Total consumer	3.69	3.78	3.93	4.00	4.00
Total loans and leases	3.68	3.78	3.70	3.75	3.75
Total earning assets	2.96	3.11	3.13	3.22	3.35
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.04	0.04	0.04	0.05	0.07
Money market deposits	0.06	0.06	0.10	0.28	0.40
Savings and other domestic deposits	0.04	0.04	0.05	0.06	0.10
Core certificates of deposit (4)	0.19	0.51	0.56	1.03	1.55
Other domestic deposits of $250,000 or more	0.26	0.22	0.51	0.92	1.25
Negotiable CDS, brokered and other deposits	0.16	0.18	0.19	0.19	0.18
Total interest-bearing deposits	0.06	0.06	0.08	0.18	0.28
Short-term borrowings	0.47	0.19	0.26	0.30	0.47
Long-term debt	4.97	(5.88)	1.72	1.87	2.58
Total interest-bearing liabilities	0.45	(0.53)	0.27	0.39	0.57
Net interest rate spread	2.51	3.64	2.86	2.83	2.78
Impact of noninterest-bearing funds on margin	0.15	(0.16)	0.08	0.13	0.16
Net interest margin	2.66%	3.48%	2.94%	2.96%	2.94%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2021	2021	2020	2020	2020
Fully-taxable equivalent basis (1)	Second	First	Fourth	Third	Second
Commercial loans (2)(3)	3.27%	3.22%	2.92%	3.01%	3.17%
Impact of commercial loan derivatives	0.40	0.56	0.56	0.51	0.36
Total commercial - as reported	3.67%	3.78%	3.48%	3.52%	3.53%
Average 1 Month LIBOR	0.10%	0.12%	0.15%	0.16%	0.36%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes nonaccrual loans and leases.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Interest income	$935	$869	$878	$892	$902
Interest expense	97	(103)	53	75	110
Net interest income	838	972	825	817	792
Provision for credit losses	211	(60)	103	177	327
Net interest income after provision for credit losses	627	1,032	722	640	465
Mortgage banking income	67	100	90	122	96
Service charges on deposit accounts	88	69	78	76	60
Card and payment processing income	80	65	65	66	59
Trust and investment management services	56	52	49	48	45
Leasing revenue	12	4	6	3	7
Capital markets fees	35	29	34	27	31
Insurance income	25	27	25	24	25
Bank owned life insurance income	16	16	14	17	17
Gain on sale of loans	3	3	13	13	8
Net gains (losses) on sales of securities	10	—	—	—	(1)
Other noninterest income	52	30	35	34	44
Total noninterest income	444	395	409	430	391
Personnel costs	592	468	426	453	418
Outside data processing and other services	162	115	111	98	90
Equipment	55	46	49	44	46
Net occupancy	72	42	39	40	39
Lease financing equipment depreciation	5	—	—	—	1
Professional services	48	17	21	12	11
Amortization of intangibles	11	10	10	10	10
Marketing	15	14	15	9	5
Deposit and other insurance expense	8	8	8	6	9
Other noninterest expense	104	73	77	40	46
Total noninterest expense	1,072	793	756	712	675
(Loss) income before income taxes	(1)	634	375	358	181
Provision for income taxes	14	102	59	55	31
(Loss) income after income taxes	(15)	532	316	303	150
Income attributable to non-controlling interest	—	—	—	—	—
Net (loss) income attributable to Huntington Bancshares Inc	(15)	532	316	303	150
Dividends on preferred shares	43	31	35	28	19
Net (loss) income applicable to common shares	$(58)	$501	$281	$275	$131

Average common shares - basic	1,125	1,018	1,017	1,017	1,016
Average common shares - diluted	1,125	1,041	1,036	1,031	1,029

Per common share
Net (loss) income - basic	$(0.05)	$0.49	$0.28	$0.27	$0.13
Net (loss) income - diluted	(0.05)	0.48	0.27	0.27	0.13
Cash dividends declared	0.15	0.15	0.15	0.15	0.15

Revenue - fully-taxable equivalent (FTE)
Net interest income	$838	$972	$825	$817	$792
FTE adjustment	6	6	5	5	5
Net interest income (1)	844	978	830	822	797
Noninterest income	444	395	409	430	391
Total revenue (1)	$1,288	$1,373	$1,239	$1,252	$1,188
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2021	2021	2020	2020	2020	1Q21	2Q20
Net origination and secondary marketing income	$70	$94	$92	$118	$91	(26)%	(23)%
Net mortgage servicing income
Loan servicing income	17	17	16	15	14	—	21
Amortization of capitalized servicing	(20)	(20)	(17)	(15)	(12)	—	(67)
Operating (expense) income	(3)	(3)	(1)	—	2	—	(250)
MSR valuation adjustment (1)	(24)	51	4	3	(6)	(147)	(300)
Gains (losses) due to MSR hedging	22	(46)	(9)	(1)	6	148	267
Net MSR risk management	(2)	5	(5)	2	—	(140)	(100)
Total net mortgage servicing (expense) income	$(5)	$2	$(6)	$2	$2	(350)%	(350)%
All other	2	4	4	2	3	(50)	(33)
Mortgage banking income	$67	$100	$90	$122	$96	(33)%	(30)%

Mortgage origination volume	$4,007	$4,042	$3,741	$3,811	$3,802	(1)%	5%
Mortgage origination volume for sale	2,265	2,669	2,444	2,568	2,421	(15)	(6)

Third party mortgage loans serviced (2)	30,398	23,585	23,471	23,334	23,184	29	31
Mortgage servicing rights (2)	327	274	210	191	172	19	90
MSR % of investor servicing portfolio (2)	1.08%	1.16%	0.89%	0.82%	0.74%	(7)%	46%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2021	2021	2020	2020	2020
Allowance for loan and lease losses, beginning of period	$1,703	$1,814	$1,796	$1,702	$1,504
Loan and lease losses	(102)	(95)	(140)	(141)	(123)
Recoveries of loans and leases previously charged off	40	31	28	28	16
Net loan and lease losses	(62)	(64)	(112)	(113)	(107)
Provision for loan and lease losses	145	(47)	130	207	305
Allowance on loans and leases purchased with credit deterioration	432	—	—	—	—
Allowance of assets sold or transferred to loans held for sale	—	—	—	—	—
Allowance for loan and lease losses, end of period	2,218	1,703	1,814	1,796	1,702
Allowance for unfunded lending commitments, beginning of period	38	52	82	119	99
Provision for (reduction in) unfunded lending commitments	66	(13)	(27)	(30)	22
Unfunded lending commitment losses	—	(1)	(3)	(7)	(2)
Allowance for unfunded lending commitments, end of period	104	38	52	82	119
Total allowance for credit losses, end of period	$2,322	$1,741	$1,866	$1,878	$1,821
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.98%	2.12%	2.22%	2.21%	2.12%
Nonaccrual loans and leases (NALs)	227	330	341	316	263
Nonperforming assets (NPAs)	219	313	323	298	239
Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.08%	2.17%	2.29%	2.31%	2.27%
Nonaccrual loans and leases (NALs)	238	338	351	330	281
Nonperforming assets (NPAs)	229	320	332	311	255

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2021	2021	2020	2020	2020
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$37	$28	$54	$70	$80
Commercial real estate:
Construction	—	—	—	(1)	1
Commercial	17	(3)	32	13	(1)
Commercial real estate	17	(3)	32	12	—
Lease Financing	5	24	4	7	—
Total commercial	59	49	90	89	80
Consumer:
Automobile	(4)	2	6	10	10
Residential mortgage	—	—	1	1	—
Home Equity	(1)	—	1	—	—
RV and marine	—	3	2	4	4
Other consumer	8	10	12	9	13
Total consumer	3	15	22	24	27
Total net charge-offs (1)	$62	$64	$112	$113	$107

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.43%	0.35%	0.65%	0.88%	0.96%
Commercial real estate:
Construction	(0.04)	(0.04)	(0.04)	(0.25)	(0.01)
Commercial	0.81	(0.17)	2.14	0.80	(0.03)
Commercial real estate	0.69	(0.15)	1.81	0.63	(0.03)
Lease financing	0.93	4.32	0.86	1.10	0.01
Total commercial	0.51	0.47	0.86	0.85	0.75
Consumer:
Automobile	(0.13)	0.05	0.21	0.31	0.31
Residential mortgage	—	0.01	0.05	0.03	0.02
Home Equity	(0.08)	0.02	0.01	(0.02)	0.08
RV and marine	0.02	0.29	0.21	0.38	0.37
Other consumer	3.13	3.99	4.35	3.55	4.80
Total consumer	0.02	0.16	0.22	0.24	0.30
Net charge-offs as a % of average loans (1)	0.28%	0.32%	0.55%	0.56%	0.54%
(1)Net charge-offs and associated metrics for the period ended June 30, 2021 exclude $80 million of charge-offs recognized immediately upon completion of the TCF acquisition and related to required purchase accounting treatment.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2021	2021	2020	2020	2020
Nonaccrual loans and leases (NALs):
Commercial and industrial	$591	$326	$349	$378	$462
Commercial real estate	83	8	15	16	28
Lease financing	74	17	4	10	23
Automobile	3	3	4	5	8
Residential mortgage	130	90	88	88	66
Home equity	91	71	70	71	59
RV and marine	5	1	2	1	2
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	977	516	532	569	648
Other real estate, net:
Residential	5	2	4	4	5
Commercial	2	—	—	1	2
Total other real estate, net	7	2	4	5	7
Other NPAs (2)	30	26	27	28	58
Total nonperforming assets	$1,014	$544	$563	$602	$713

Nonaccrual loans and leases as a % of total loans and leases	0.87%	0.64%	0.65%	0.70%	0.81%
NPA ratio (3)	0.91	0.68	0.69	0.74	0.89
(NPA+90days)/(Loan+OREO) (4)	1.04	0.87	0.90	0.96	1.13

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2021	2021	2020	2020	2020
Nonperforming assets, beginning of period	$544	$563	$602	$713	$586
New nonperforming assets	116	129	248	190	279
Acquired NPAs	630	—	—	—	—
Transfer to OREO	(1)	—	—	—	—
Returns to accruing status	(46)	(33)	(108)	(47)	(25)
Charge-offs	(77)	(52)	(73)	(102)	(61)
Payments	(81)	(55)	(82)	(77)	(63)
Sales	(71)	(8)	(24)	(75)	(3)
Nonperforming assets, end of period	$1,014	$544	$563	$602	$713
(1)Generally excludes loans that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.
(2)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(4)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2021	2021	2020	2020	2020
Accruing loans and leases past due 90+ days:
Commercial and industrial	$1	$—	$—	$—	$—
Commercial real estate	—	—	—	—	—
Lease financing	14	8	10	10	13
Automobile	4	5	9	8	8
Residential mortgage (excluding loans guaranteed by the U.S. Government)	17	18	30	18	17
Home equity	9	10	14	11	10
RV and marine	1	1	3	2	2
Other consumer	2	2	3	2	3
Total, excl. loans guaranteed by the U.S. Government	48	44	69	51	53
Add: loans guaranteed by U.S. Government	100	110	102	124	141
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$148	$154	$171	$175	$194

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.04%	0.05%	0.08%	0.06%	0.07%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.09	0.14	0.13	0.15	0.18
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.13	0.19	0.21	0.22	0.24

Accruing troubled debt restructured loans:
Commercial and industrial	$130	$127	$193	$189	$192
Commercial real estate	26	32	33	34	35
Lease financing	—	—	—	—	—
Automobile	48	51	50	53	52
Residential mortgage	247	249	248	256	229
Home equity	172	179	187	199	209
RV and marine	7	7	6	6	6
Other consumer	8	8	9	10	10
Total accruing troubled debt restructured loans	$638	$653	$726	$747	$733

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$92	$101	$95	$146	$169
Commercial real estate	2	3	3	3	3
Lease financing	—	—	—	—	—
Automobile	2	2	2	2	2
Residential mortgage	51	51	51	48	43
Home equity	27	30	30	29	26
RV and marine	1	1	1	1	1
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$175	$188	$182	$229	$244

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2021	2021	2020	2020	2020
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$20,511	$13,600	$12,992	$12,917	$12,314
Regulatory capital adjustments:
CECL transitional amount (2)	459	422	453	456	442
Shareholders’ preferred equity	(2,866)	(2,680)	(2,196)	(2,195)	(1,701)
Accumulated other comprehensive income (loss) offset	19	56	(192)	(257)	(290)
Goodwill and other intangibles, net of related taxes	(5,479)	(2,095)	(2,107)	(2,118)	(2,129)
Deferred tax assets that arise from tax loss and credit carryforwards	(48)	(63)	(63)	(59)	(40)
Common equity tier 1 capital	12,596	9,240	8,887	8,744	8,596
Additional tier 1 capital
Shareholders’ preferred equity	2,866	2,680	2,196	2,195	1,701
Other	—	—	—	—	—
Tier 1 capital	15,462	11,920	11,083	10,939	10,297
Long-term debt and other tier 2 qualifying instruments	1,062	610	660	677	697
Qualifying allowance for loan and lease losses	1,345	1,119	1,113	1,107	1,093
Tier 2 capital	2,407	1,729	1,773	1,784	1,790
Total risk-based capital	$17,869	$13,649	$12,856	$12,723	$12,087
Risk-weighted assets (RWA)(1)	$126,318	$89,494	$88,878	$88,417	$87,323
Common equity tier 1 risk-based capital ratio (1)	9.97%	10.32%	10.00%	9.89%	9.84%
Other regulatory capital data:
Tier 1 leverage ratio (1)	11.65	9.85	9.32	9.31	8.86
Tier 1 risk-based capital ratio (1)	12.24	13.32	12.47	12.37	11.79
Total risk-based capital ratio (1)	14.15	15.25	14.46	14.39	13.84
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	9.60	9.82	9.74	9.70	9.69
(1)June 30, 2021, figures are estimated.
(2)The CECL transitional amount includes the impact of Huntington's adoption of the new CECL accounting standard on January 1, 2020 and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL, excluding the allowance established at acquisition for purchased credit deteriorated loans.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Dividends, per share
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15
Common shares outstanding (in millions)
Average - basic	1,125	1,018	1,017	1,017	1,016
Average - diluted	1,125	1,041	1,036	1,031	1,029
Ending	1,477	1,018	1,017	1,017	1,017
Tangible book value per common share (1)	$8.23	$8.64	$8.51	$8.43	$8.32
Common share repurchases (in millions)
Number of shares repurchased	—	—	—	—	—
Non-regulatory capital

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2021	2021	2020	2020	2020
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$20,531	$13,600	$12,993	$12,917	$12,314
Less: goodwill	(5,316)	(1,990)	(1,990)	(1,990)	(1,990)
Less: other intangible assets	(269)	(181)	(191)	(201)	(211)
Add: related deferred tax liability (1)	56	38	40	42	44
Total tangible equity	15,002	11,467	10,852	10,768	10,157
Less: preferred equity	(2,851)	(2,676)	(2,191)	(2,191)	(1,697)
Total tangible common equity	$12,151	$8,791	$8,661	$8,577	$8,460
Total assets	$175,172	$125,768	$123,038	$120,116	$118,425
Less: goodwill	(5,316)	(1,990)	(1,990)	(1,990)	(1,990)
Less: other intangible assets	(269)	(181)	(191)	(201)	(211)
Add: related deferred tax liability (1)	56	38	40	42	44
Total tangible assets	$169,643	$123,635	$120,897	$117,967	$116,268
Tangible equity / tangible asset ratio	8.84%	9.28%	8.98%	9.13%	8.74%
Tangible common equity / tangible asset ratio	7.16	7.11	7.16	7.27	7.28
Other data:
Number of employees (Average full-time equivalent)	17,018	15,449	15,477	15,680	15,703
Number of domestic full-service branches (2)	1,239	814	839	839	839
ATM Count	2,340	1,314	1,322	1,330	1,344
(1)Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (1)
	Six Months Ended June 30,		Change
(dollar amounts in millions)	2021	2020	Amount	Percent
Assets
Interest-bearing deposits at Federal Reserve Bank	$6,855	$2,047	$4,808	235%
Interest-bearing deposits in banks	248	159	89	56
Securities:
Trading account securities	50	67	(17)	(25)
Available-for-sale securities:
Taxable	17,476	11,425	6,051	53
Tax-exempt	2,742	2,740	2	—
Total available-for-sale securities	20,218	14,165	6,053	43
Held-to-maturity securities - taxable	7,772	9,613	(1,841)	(19)
Other securities	447	460	(13)	(3)
Total securities	28,487	24,305	10,235	17
Loans held for sale	1,343	952	391	41
Loans and leases: (2)
Commercial:
Commercial and industrial	33,145	30,753	2,392	8
Commercial real estate:
Construction	1,182	1,183	(1)	—
Commercial	6,952	5,726	1,226	21
Commercial real estate	8,134	6,909	1,225	18
Lease financing	2,500	2,313	187	8
Total commercial	43,779	39,975	3,804	10
Consumer:
Automobile	12,729	12,803	(74)	(1)
Residential mortgage	12,936	11,427	1,509	13
Home equity	9,093	8,961	132	1
RV and marine	4,320	3,648	672	18
Other consumer	1,010	1,133	(123)	(11)
Total consumer	40,088	37,972	2,116	6
Total loans and leases	83,867	77,947	5,920	8
Allowance for loan and lease losses	(1,818)	(1,398)	(420)	(30)
Net loans and leases	82,049	76,549	5,500	7
Total earning assets	120,800	105,410	15,390	15
Cash and due from banks	1,093	1,106	(13)	(1)
Goodwill and other intangible assets	2,618	2,211	407	18
All other assets	7,761	6,840	921	13
Total assets	$130,454	$114,169	16,285	14%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$28,279	$22,540	$5,739	25%
Money market deposits	27,190	25,213	1,977	8
Savings and other domestic deposits	13,743	10,120	3,623	36
Core certificates of deposit (3)	1,487	3,028	(1,541)	(51)
Other domestic deposits of $250,000 or more	309	720	(411)	(57)
Negotiable CDS, brokered and other deposits	3,169	3,499	(330)	(9)
Total interest-bearing deposits	74,177	65,120	9,057	14
Short-term borrowings	224	2,105	(1,881)	(89)
Long-term debt	7,324	9,939	(2,615)	(26)
Total interest-bearing liabilities	81,725	77,164	4,561	6
Demand deposits - noninterest-bearing	31,841	22,857	8,984	39
All other liabilities	2,512	2,358	154	7
Total Huntington Bancshares Inc shareholders’ equity	14,376	11,790	2,586	22
Non-controlling interest	—	—	—	—
Total equity	$14,376	$11,790	$2,586	22
Total liabilities and shareholders’ equity	$130,454	$114,169	$16,285	14%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Six Months Ended June 30,
(dollar amounts in millions)	2021	2020
Assets
Interest-bearing deposits at Federal Reserve Bank	$4	$3
Interest-bearing deposits in banks	—	1
Securities:
Trading account securities	1	1
Available-for-sale securities:
Taxable	116	141
Tax-exempt	34	42
Total available-for-sale securities	150	183
Held-to-maturity securities - taxable	77	117
Other securities	4	3
Total securities	232	304
Loans held for sale	18	16
Loans and leases:
Commercial:
Commercial and industrial	634	578
Commercial real estate:
Construction	21	25
Commercial	100	99
Commercial real estate	121	124
Lease financing	64	63
Total commercial	819	765
Consumer:
Automobile	231	251
Residential mortgage	199	206
Home equity	169	189
RV and marine	90	87
Other consumer	54	66
Total consumer	743	799
Total loans and leases	1,562	1,564
Total earning assets	$1,816	$1,888
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$6	$27
Money market deposits	8	75
Savings and other domestic deposits	3	7
Core certificates of deposit (3)	3	26
Other domestic deposits of $250,000 or more	—	6
Negotiable CDS, brokered and other deposits	3	11
Total interest-bearing deposits	23	152
Short-term borrowings	—	13
Long-term debt	(29)	130
Total interest-bearing liabilities	(6)	295
Net interest income	$1,822	$1,593
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis (1)	2021	2020
Assets
Interest-bearing deposits in Federal Reserve Bank	0.11%	0.26%
Interest-bearing deposits in banks	0.03	0.89
Securities:
Trading account securities	3.32	2.86
Available-for-sale securities:
Taxable	1.33	2.46
Tax-exempt	2.46	3.03
Total available-for-sale securities	1.48	2.57
Held-to-maturity securities - taxable	1.98	2.44
Other securities	1.69	1.30
Total securities	1.63	2.50
Loans held for sale	2.71	3.30
Loans and leases: (3)
Commercial:
Commercial and industrial	3.80	3.74
Commercial real estate:
Construction	3.50	4.19
Commercial	2.87	3.45
Commercial real estate	2.96	3.58
Lease financing	5.08	5.41
Total commercial	3.72	3.81
Consumer:
Automobile	3.67	3.95
Residential mortgage	3.08	3.60
Home Equity	3.75	4.24
RV and marine	4.21	4.81
Other consumer	10.65	11.77
Total consumer	3.73	4.23
Total loans and leases	3.72	4.01
Total earning assets	3.03%	3.60%
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.04%	0.24%
Money market deposits	0.06	0.60
Savings and other domestic deposits	0.04	0.14
Core certificates of deposit (4)	0.36	1.71
Other domestic deposits of $250,000 or more	0.15	1.81
Negotiable CDS, brokered and other deposits	0.17	0.61
Total interest-bearing deposits	0.06	0.47
Short-term borrowings	0.34	1.26
Long-term debt	(0.78)	2.64
Total interest-bearing liabilities	(0.02)	0.77
Net interest rate spread	3.05	2.83
Impact of noninterest-bearing funds on margin	(0.01)	0.21
Net interest margin	3.04%	3.04%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis (1)	2021	2020
Commercial loans (2)(3)	3.25%	3.60%
Impact of commercial loan derivatives	0.47	0.21
Total commercial - as reported	3.72%	3.81%
Average 1 Month LIBOR	0.11%	0.90%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes the impact of nonaccrual loans and leases.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per share data)	2021	2020	Amount	Percent
Interest income	$1,804	$1,877	$(73)	(4)%
Interest expense	(6)	295	(301)	(102)
Net interest income	1,810	1,582	228	14
Provision for credit losses	151	768	(617)	(80)
Net interest income after provision for credit losses	1,659	814	845	104
Mortgage banking income	167	154	13	8
Service charges on deposit accounts	157	148	9	6
Card and payment processing income	145	117	28	24
Trust and investment management services	108	92	16	17
Leasing revenue	16	10	6	60
Capital markets fees	64	64	—	—
Insurance income	52	48	4	8
Bank owned life insurance income	32	32	—	—
Gain on sale of loans	6	17	(11)	(65)
Net gains (losses) on sales of securities	10	(1)	11	1,100
Other noninterest income	82	71	11	15
Total noninterest income	839	752	87	12
Personnel costs	1,060	814	246	30
Outside data processing and other services	277	175	102	58
Equipment	101	87	14	16
Net occupancy	114	79	35	44
Lease financing equipment depreciation	5	1	4	400
Professional services	65	22	43	195
Amortization of intangibles	21	21	—	—
Marketing	29	14	15	107
Deposit and other insurance expense	16	18	(2)	(11)
Other noninterest expense	177	96	81	84
Total noninterest expense	1,865	1,327	538	41
Income before income taxes	633	239	394	165
Provision for income taxes	116	41	75	183
Income after income taxes	517	198	319	161
Income attributable to non-controlling interest	—	—	—	—
Net income attributable to Huntington Bancshares Inc	517	198	319	161
Dividends on preferred shares	74	37	37	100
Net income applicable to common shares	$443	$161	$282	175%
Average common shares - basic	1,071	1,017	54	5
Average common shares - diluted	1,094	1,032	62	6
Per common share
Net income - basic	$0.41	$0.16	$0.25	156%
Net income - diluted	0.40	0.16	0.24	150
Cash dividends declared	0.30	0.30	—	—
Revenue - fully taxable equivalent (FTE)
Net interest income	$1,810	$1,582	$228	14%
FTE adjustment (1)	12	11	1	9
Net interest income	1,822	1,593	229	14
Noninterest income	839	752	87	12
Total revenue (1)	$2,661	$2,345	$316	13%
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions)	2021	2020	Amount	Percent
Net origination and secondary marketing income	$164	$136	28	21%
Net mortgage servicing income
Loan servicing income	34	30	4	13
Amortization of capitalized servicing	(40)	(21)	(19)	(90)
Operating (expense) income	(6)	9	(15)	(167)
MSR valuation adjustment (1)	27	(59)	86	146
(Losses) gains due to MSR hedging	(24)	63	(87)	(138)
Net MSR risk management	3	4	(1)	—
Total net mortgage servicing income	$(3)	$13	$(16)	(123)%
All other	6	5	1	20
Mortgage banking income	$167	$154	$13	8%

Mortgage origination volume	$8,049	$5,938	$2,111	36%
Mortgage origination volume for sale	4,934	3,677	1,257	34

Third party mortgage loans serviced (2)	30,398	23,184	7,214	31
Mortgage servicing rights (2)	327	172	155	90
MSR % of investor servicing portfolio	1.08%	0.74%	0.34%	46%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2021	2020
Allowance for loan and lease losses, beginning of period	$1,814	$783
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	$—	$391
Loan and lease losses	(197)	(259)
Recoveries of loans and leases previously charged off	71	35
Net loan and lease losses	(126)	(224)
Provision for loan and lease losses	98	752
Allowance on loans and leases purchased with credit deterioration	432	—
Allowance for loan and lease losses, end of period	2,218	1,702
Allowance for unfunded lending commitments, beginning of period	$52	$104
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	—	2
Provision for unfunded lending commitments	53	16
Unfunded lending commitment losses	(1)	(3)
Allowance for unfunded lending commitments, end of period	104	119
Total allowance for credit losses	$2,322	$1,821
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.98%	2.12%
Nonaccrual loans and leases (NALs)	227	263
Nonperforming assets (NPAs)	219	239
Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.08%	2.27%
Nonaccrual loans and leases (NALs)	238	281
Nonperforming assets (NPAs)	229	255

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2021	2020
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$65	$163
Commercial real estate:
Construction	—	1
Commercial	14	(2)
Commercial real estate	14	(1)
Lease financing	29	1
Total commercial	108	163
Consumer:
Automobile	(2)	17
Residential mortgage	—	1
Home equity	(1)	5
RV and marine	3	6
Other consumer	18	32
Total consumer	18	61
Total net charge-offs (1)	$126	$224

	Six Months Ended June 30,
	2021	2020
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.39%	1.06%
Commercial real estate:
Construction	(0.04)	0.04
Commercial	0.38	(0.04)
Commercial real estate	0.32	(0.03)
Lease financing	2.42	0.11
Total commercial	0.49	0.81
Consumer:
Automobile	(0.04)	0.26
Residential mortgage	0.01	0.02
Home equity	(0.03)	0.14
RV and marine	0.15	0.32
Other consumer	3.54	5.66
Total consumer	0.09	0.33
Net charge-offs as a % of average loans (1)	0.30%	0.58%
(1)Net charge-offs and associated metrics for the period ended June 30, 2021 exclude $80 million of charge-offs recognized immediately upon completion of the TCF acquisition and related to required purchase accounting treatment.

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	June 30,
(dollar amounts in millions)	2021	2020
Nonaccrual loans and leases (NALs):
Commercial and industrial	$591	$462
Commercial real estate	83	28
Lease financing	74	23
Automobile	3	8
Residential mortgage	130	66
Home equity	91	59
RV and marine	5	2
Other consumer	—	—
Total nonaccrual loans and leases	977	648
Other real estate, net:
Residential	5	5
Commercial	2	2
Total other real estate, net	7	7
Other NPAs (1)	30	58
Total nonperforming assets (3)	$1,014	$713

Nonaccrual loans and leases as a % of total loans and leases	0.87%	0.81%
NPA ratio (2)	0.91	0.89

	Six Months Ended June 30,
(dollar amounts in millions)	2021	2020
Nonperforming assets, beginning of period	$563	$498
New nonperforming assets	245	553
Acquired NPAs	630	—
Transfer to OREO	(1)	—
Returns to accruing status	(79)	(43)
Charge-offs	(129)	(152)
Payments	(136)	(133)
Sales and held-for-sale transfers	(79)	(10)
Nonperforming assets, end of period (2)	$1,014	$713
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)Nonaccruing troubled debt restructured loans are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2021	2020
Accruing loans and leases past due 90+ days:
Commercial and industrial	$1	$—
Commercial real estate	—	—
Lease financing	14	13
Automobile	4	8
Residential mortgage (excluding loans guaranteed by the U.S. Government)	17	17
Home equity	9	10
RV and marine	1	2
Other consumer	2	3
Total, excl. loans guaranteed by the U.S. Government	48	53
Add: loans guaranteed by U.S. Government	100	141
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$148	$194
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.04%	0.07%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.09	0.18
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.13	0.24
Accruing troubled debt restructured loans:
Commercial and industrial	$130	$192
Commercial real estate	26	35
Lease financing	—	—
Automobile	48	52
Residential mortgage	247	229
Home equity	172	209
RV and marine	7	6
Other consumer	8	10
Total accruing troubled debt restructured loans	$638	$733
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$92	$169
Commercial real estate	2	3
Lease financing	—	—
Automobile	2	2
Residential mortgage	51	43
Home equity	27	26
RV and marine	1	1
Other consumer	—	—
Total nonaccruing troubled debt restructured loans	$175	$244